                               EXHIBIT 10.30

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT, dated as of November    , 1997 (this
"Agreement"), by and between Prime Group Realty Trust, a Maryland real estate investment trust (the "Company"), and Security Capital Preferred Growth Incorporated, a Maryland corporation (the "Investor").

     WHEREAS, pursuant to that certain Series A Preferred Securities Purchase Agreement, dated as of November 11, 1997 (the "Purchase Agreement"), by and among the Company, Prime Group Realty, L.P., a Delaware limited partnership, and the Investor, the Investor has agreed to acquire 2 million shares of Series A Cumulative Convertible Preferred Shares of Beneficial Interest, par value $.01 per share, of the Company (the "Preferred Shares"), all of which may be converted into the Company's common shares of beneficial interest, par value S.01 per share (the "Common Shares"), pursuant to the terms of the Preferred Shares; and

     WHEREAS, in connection with the Purchase Agreement, the Company has agreed to register for sale by the Investor and certain transferees, the Preferred Shares and Common Shares received by the Investor upon conversion of Preferred Shares (collectively, the "Registrable Shares"); and

     WHEREAS, the parties hereto desire to enter into this Agreement to evidence the foregoing agreement of the Company and the mutual covenants of the parties relating thereto.

     NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereby agree as follows:

     Section (i)    Certain Definitions.  In this Agreement the following
terms shall have the following respective meanings:

     "Accredited Investor" shall have the meaning set forth in Rule 501 of the General Rules and Regulations promulgated under the Securities Act.

     "Affiliate" shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

     "Holders" shall mean (i) the Investor and (ii) each Person holding Registrable Shares (which term, for purposes of this definition shall include Common Shares that may be issued upon conversion of outstanding Preferred Shares) as a result of a transfer or assignment to that Person of Registrable Shares other than pursuant to an effective registration statement or Rule 144 under the Securities Act.

     "Indemnified Party" shall have the meaning ascribed to it in Section 6(c) of this Agreement.

     "Indemnifying Party" shall have the meaning ascribed to it in Section 6(c) of this Agreement.

     "Person" shall mean an individual, corporation, partnership, estate, trust, association, private foundation, joint stock company or other entity.

     "Piggyback Notice" shall have the meaning ascribed to it in Section 3(a) of this Agreement.

     "Piggyback Registration" shall have the meaning ascribed to it in
Section 3(a) of this Agreement.

     "Preferred Shares" shall have the meaning ascribed to it in the recitals to this Agreement.

     The terms "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act providing for the sale by the Holders of Registrable Shares in accordance with the method or methods of distribution designated by the Holders, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

     "Registrable Shares" shall have the meaning ascribed to it in the recitals to this Agreement, except that as to any particular Registrable Shares, once issued such securities shall cease to be Registrable Shares when
(a) a registration statement with respect to the sale of such securities (other than the Company's registration statement on Form S-11 (File No. 333-33547)) shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (b) such securities shall have been sold in accordance with Rule 144 (or any successor provision) under the Securities Act.

     "Registration Expenses" shall mean all out-of-pocket expenses (excluding Selling Expenses) incurred by the Company in complying with Sections 2, 3 and 4 hereof, including, without limitation, the following: (a) all registration, filing and listing fees; (b) fees and expenses of compliance with federal and state securities or real estate syndication laws (including, without limitation, reasonable fees and disbursements of counsel in connection with state securities and real estate syndication qualifications of the Registrable Shares under the laws of such jurisdictions as the Holders may reasonably designate); (c) printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Shares in a form eligible for deposit with The Depository Trust Company and otherwise meeting the requirements of any securities exchange on which they are listed and of printing registration statements and prospectuses), messenger, telephone, shipping and delivery expenses; (d) fees and disbursements of counsel for the Company; (e) fees and disbursements of all independent public accountants of the Company (including without limitation the expenses of any annual or special audit and "cold comfort" letters required by the managing underwriter); (f) Securities Act liability insurance if the Company so desires; (g) fees and expenses of other Persons reasonably necessary in connection with the registration, including any experts, retained by the Company; (h) fees and expenses incurred in connection with the listing of the Registrable Shares on each securities exchange on which securities of the same class or series are then listed; and
(i) fees and expenses associated with any filing with the National Association of Securities Dealers, Inc. required to be made in connection with the registration statement.

     "Registration Request" shall have the meaning ascribed to it in Section 2(a) of this Agreement.

     "Rule 144" shall mean Rule 144 promulgated by the Commission under the Securities Act.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

     "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to any sale of Registrable Shares.

     Section (ii)   Demand Registration.

     (a) Upon receipt of a written request (a "Registration Request") delivered not earlier than 120 days prior to the first anniversary of this Agreement from Holders holding at least 50% of the aggregate of the number of Preferred Shares then outstanding, the Company shall (i) promptly give notice of the Registration Request to all non-requesting Holders and (ii) prepare and file with the Commission, within 45 days after its receipt of such Registration Request a registration statement for the purpose of effecting a Registration of the sale of all Registrable Shares by the requesting Holders and any other Holder who requests to have his Registrable Shares included in such registration statement within IO days after receipt of notice by such Holder of the Registration Request. The Company shall use its reasonable best efforts to effect such Registration as soon as practicable but not later than 120 days after its receipt of such Registration Request (including, without limitation, the execution of an undertaking to file post-effective amendments and appropriate qualification under applicable state securities and real estate syndication laws); and shall keep such Registration continuously effective until the earlier of (i) the third anniversary of the date hereof, (h) the date on which all Registrable Shares have been sold pursuant to such registration statement or Rule 144, and (iii) the date on which, in the reasonable opinion of counsel to the Holders, all of the Registrable Shares may be sold in accordance with Rule 144(k); provided, however, that the Company shall not be obligated to take any action to effect any such Registration, qualification or compliance pursuant to this Section 2 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance unless the Company is already subject to service in such jurisdiction.

     Notwithstanding the foregoing, the Company shall have the right (the "Suspension Right") to defer such filing (or suspend sales under any filed registration statement or defer the updating of any filed registration statement and suspend sales thereunder) for a period of not more than 90 days during any one-year period ending on December 31, if the Company shall furnish to the Holders a certificate signed by an executive officer or any trustee of the Company stating that, in the good faith judgment of the Company, it would be detrimental to the Company and its shareholders to file such registration statement or amendment thereto at such time (or continue sales under a filed registration statement) and therefore the Company has elected to defer the filing of such registration statement (or suspend sales under a filed registration statement).

     (b) The Company shall not be required to effect more than one (1) Registration pursuant to this Section 2.

     Section (i)    Piggyback Registrations.

     (c) On and after the Conversion Date (as defined in the Company's Amended and Restated Declaration of Trust), so long as the Investor and its Affiliates hold at least 25% of the Registrable Shares, if the Company proposes to register any of its common equity securities or any securities convertible into its common equity securities under the Securities Act (other than pursuant to (i) a registration statement filed pursuant to Rule 415 under the Securities Act, (ii) a registration on Form S-4 or any successor form, or (iii) an offering of securities in connection with an employee benefit, share dividend, share ownership or dividend reinvestment plan) and the registration form to be used may be used for the registration of Registrable Shares, the Company will give prompt written notice to all holders of Registrable Shares of its intention to effect such a registration (each a "Piggyback Notice") and, subject to subparagraph 3(c) below, the Company will include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within ten days after the date of sending the Piggyback Notice (a "Piggyback Registration"), unless, if the Piggyback Registration is not an underwritten offering, the Company in its reasonable judgement determines that, or in the case of an underwritten Piggyback Registration, the managing underwriters advise the Company in writing that in their opinion, the inclusion of Registrable Shares would adversely interfere with such offering, affect the Company's securities in the public markets, or otherwise adversely affect the Company. Nothing herein shall affect the right of the Company to withdraw any such registration in its sole discretion.

     (d) If a Piggyback Registration is a primary registration on behalf of the Company and, if the Piggyback Registration is not an underwritten offering, the Company in its reasonable judgement determines that, or in the case of an underwritten Piggyback Registration, the managing underwriters advise the Company in writing that in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell and (ii) second, the Registrable Shares requested to be included in such Registration and any other securities requested to be included in such registration, pro rata among the holders of Registrable Shares requesting such registration and the holders of such other securities on the basis of the number of Shares requested for inclusion in such registration by each such holder.

     (e) If a Piggyback Registration is a secondary registration on behalf of holders of the Company's securities other than the holders of Registrable Shares, and, if the Piggyback Registration is not an underwritten offering, the Company determines that, or in the case of an underwritten Piggyback Registration, the managing underwriters advise the Company in writing that in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration the securities requested to be included therein by the holders requesting such registration and the Registrable Shares requested to be included in such registration, pro rata among the holders of securities requesting such registration on the basis of the number of Shares requested for inclusion in such registration by each such holder.

     (f) In the case of an underwritten Piggyback Registration, the Company will have the right to select the investment banker(s) and manager(s) to administer the offering. If requested by the underwriters for any underwritten offerings by Holders, under a registration requested pursuant to
Section 2(a), the Company will enter into a customary underwriting agreement with such underwriters for such offering, to contain such representations and warranties by the Company and such other terms which are customarily contained in agreements of this type. The Holders shall be a party to such underwriting agreement and may, at their option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of Holders.
 The Holders shall not be required to make any representations or warranties to or agreement with the Company or the underwriters other than representations, warranties or agreements regarding the Holders and the Holders' intended method of distribution and any other representation or warranties required by law.

     Section (i)    Registration Procedures.

     (g) The Company shall promptly notify the Holders of the occurrence of the following events:

          (i) when any registration statement relating to the Registrable Shares or post-effective amendment thereto filed with the Commission has become effective;

          (ii) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement relating to the Registrable Shares;

          (iii) the suspension of an effective registration statement by the Company in accordance with the last paragraph of Section 2(a) hereof;

          (iv) the Company's receipt of any notification of the suspension of the qualification of any Registrable Shares covered by a registration statement for sale in any jurisdiction; and

          (v) the existence of any event, fact or circumstance that results in a registration statement or prospectus relating to Registrable Shares or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading during the distribution of securities.

     The Company agrees to use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any such registration statement or any state qualification as promptly as possible. The Investor agrees by acquisition of the Registrable Shares that upon receipt of any notice from the Company of the occurrence of any event of the type described in Section 4(a)(ii), (iii), (iv) or (v) to immediately discontinue its disposition of Registrable Shares pursuant to any registration statement relating to such securities until the Investor's receipt of written notice from the Company that such disposition may be made.

     (h) The Company shall provide to the Holders, at no cost to the Holders, a copy of the registration statement and any amendment thereto used to effect the Registration of the Registrable Shares, each prospectus contained in such registration statement or post-effective amendment and any amendment or supplement thereto and such other documents as the requesting Holders may reasonably request in order to facilitate the disposition of the Registrable Shares covered by such registration statement. The Company consents to the use of each such prospectus and any supplement thereto by the Holders in connection with the offering and sale of the Registrable Shares covered by such registration statement or any amendment thereto. The Company shall also file a sufficient number of copies of the prospectus and any post-effective amendment or supplement thereto with the New York Stock Exchange, Inc. (or, if the Common Shares are no longer listed thereon, with such other securities exchange or market on which the Common Shares are then listed) so as to enable the Holders to have the benefits of the prospectus delivery provisions of Rule 153 under the Securities Act.

     (i) The Company agrees to use its reasonable best efforts to cause the Registrable Shares covered by a registration statement to be registered with or approved by such state securities authorities as may be necessary to enable the Holders to consummate the disposition of such shares pursuant to the plan of distribution set forth in the registration statement; provided, however, that the Company shall not be obligated to take any action to effect any such Registration, qualification or compliance pursuant to this Section 4 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance unless the Company is already subject to service in such jurisdiction.

     (j) Subject to the Company's Suspension Right, if any event, fact or circumstance requiring an amendment to a registration statement relating to the Registrable Shares or supplement to a prospectus relating to the Registrable Shares shall exist, immediately upon becoming aware thereof the Company agrees to notify the Holders and prepare and furnish to the Holders a post-effective amendment to the registration statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     (k) The Company agrees to use its reasonable best efforts (including the payment of any listing fees) to obtain the listing of all Registrable Shares covered by the registration statement on each securities exchange on which securities of the same class or series are then listed.

     (l) The Company agrees to use its reasonable best efforts to comply with the Securities Act and the Exchange Act in connection with the offer and sale of Registrable Shares pursuant to a registration statement, and, as soon as reasonably practicable following the end of any fiscal year during which a registration statement effecting a Registration of the Registrable Shares shall have been effective, to make available to its security holders an earnings statement satisfying the provisions of Section 11 (a) of the Securities Act.

     (m) The Company agrees to cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold pursuant to a Registration and not bearing any Securities Act legend; and enable certificates for such Registrable Shares to be issued for such numbers of shares and registered in such names as the Holders may reasonably request at least two business days prior to any sale of Registrable Shares.

     Section (i)    Expenses of Registration.  The Company shall pay all
Registration Expenses incurred in connection with the registration, qualification or compliance pursuant to Sections 2, 3 and 4 hereof. All Selling Expenses incurred in connection with the sale of Registrable Shares by any of the Holders shall be borne by the Holder selling such Registrable Shares. Each Holder shall pay the expenses of its own counsel.

     Section (ii)   Indemnification.

     (n) The Company will indemnify each Holder, each Holder's officers and directors, and each person controlling such Holder within the meaning of
Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus relating to the Registrable Shares, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished in writing to the Company by such Holder or underwriter for inclusion therein.

     (o) Each Holder will indemnify the Company, each of its trustees and each of its officers who sips the registration statement, each underwriter, if any, of the Company's securities covered by such registration statement, and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (including reasonable legal fees and expenses) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with information furnished in writing to the Company by such Holder for inclusion therein.

     (p) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 6 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     (q) If the indemnification provided for in this Section 6 is unavailable to a party that would have been an Indemnified Party under this
Section 6 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
 The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6(d).

     (r) No person guilty of fraudulent misrepresentation (within the meaning of Section I I (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (s) In no event shall any Holder be liable for any expenses, claims, losses, damages or liabilities pursuant to this Section 6 in excess of the net proceeds to such Holder of any Registrable Shares sold by such Holder.

     Section (i)    Information to be Furnished by  Holders.  Each Holder
shall furnish to the Company such information as the Company may reasonably request and as shall be required in connection with the Registration and related proceedings referred to in Section 2 or Section 3 hereof. If any Holder fails to provide the Company with such information within IO days of receipt of the Company's request, the Company's obligations under Section 2 or Section 3 hereof, as applicable, with respect to such Holder or the Registrable Shares owned by such Holder shall be suspended until such Holder provides such information.

     Section (ii)   Undertaking to Participate in Underwriting.  If the
Holders of at least $20 million of the Registrable Shares shall propose to sell Registrable Shares in an underwritten public offering, the Company shall make available members of the management of the Company and its affiliates for reasonable assistance in selling efforts relating to such offering, to the extent customary for a public offering (including, without limitation, to the extent customary, senior management attendance at due diligence meetings with the underwriters and their counsel and road shows) and shall enter into underwriting agreements containing usual and customary terms and conditions reasonably acceptable to the Company for such types of offerings.

     Section (iii)  Rule 144 Sales.

     (t) The Company covenants that it will file the reports required to be filed by the Company under the Exchange Act, so as to enable any Holder to sell Registrable Shares pursuant to Rule 144 under the Securities Act.

     (u) In connection with any sale, transfer or other disposition by any Holder of any Registrable Shares pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Shares to be for such number of shares and registered in such names as the selling Holder may reasonably request at least two business days prior to any sale of Registrable Shares.

     Section (i)    Miscellaneous.

     (v) Governing Law. This Agreement shall be governed in all respects by the laws of the State of Maryland.

     (w) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

     (x) Amendment. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

     (y) Notices, etc. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a notice) required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be effective and deemed to have been received (i) when delivered in person, (ii) when sent by fax with receipt acknowledged, (iii) five (5) days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or
(iv) the next business day after having been sent by a nationally recognized overnight mail or courier service, receipt requested. Notices shall be addressed as follows: (a) if to the Investor, at the Investor's address or fax number set forth below its signature hereon, or at such other address or fax number as the Investor shall have furnished to the Company in writing, or
(b) if to any assignee or transferee of an Investor, at such address or fax number as such assignee or transferee shall have furnished the Company in writing, or (c) if to the Company, at the address of its principal executive offices and addressed to the attention of the President, or at such other address or fax number as the Company shall have furnished to the Investors or any assignee or transferee. Any notice or other communication required to be given hereunder to a Holder in connection with a registration may instead be given to the designated representative of such Holder.

     (z) Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of the parties hereto (provided that each party executes one or more counterparts), each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     (aa) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     (bb) Section Titles. Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

     (cc) Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

     (dd) Remedies. The Company and the Investor acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that the Company and each Holder, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of another party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

     (ee) Attorneys' Fees. If the Company or any Holder brings an action to enforce its rights under this Agreement, the prevailing party in the action shall be entitled to recover its costs and expenses, including, without limitation, reasonable attorneys' fees, incurred in connection with such action, including any appeal of such action.

                            [signature page follows]


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

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   PRIME GROUP REALTY TRUST


                                   By:
                                       --------------------------------------
                                   Name:
                                         ------------------------------------
                                   Title:
                                          -----------------------------------


                                   SECURITY CAPITAL PREFERRED GROWTH
                                   INCORPORATED


                                   By:
                                       --------------------------------------
                                   Name:
                                         ------------------------------------
                                   Title:
                                          -----------------------------------

                                    EXHIBIT C

                               TAG-ALONG AGREEMENT

     THIS TAG-ALONG AGREEMENT (the "Agreement") dated as of November    ,
1997 is among Prime Financing, L.P., Prime Group Limited Partnership, Prime Group II, L.P., Prime Group III, L.P., Prime Group IV, L.P., Prime Group V, L.P., The Prime Group, Inc., PG/Primestone, L.L.C., a Delaware limited liability company (together with their respective controlled Affiliates and their successors in interest pursuant to Section 4 hereof, the "Other Holders"), and Security Capital Preferred Growth Incorporated, a Maryland corporation (together with its successors in interest pursuant to Section 4 hereof, "SCPG").

                              PRELIMINARY STATEMENT

     WHEREAS the Other Holders own Common Units, which interests, subject to certain conditions, are exchangeable for Common Shares.

     WHEREAS SCPG owns the Preferred Shares, which shares, subject to certain conditions, are convertible into Common Shares.

     WHEREAS the Other Holders and SCPG desire to enter into this Agreement to set forth certain agreements with respect to certain transfers by the Other Holders of their Common Shares; and

     WHEREAS the execution and delivery of this Agreement by the parties hereto is a condition to the closing of the Series A Preferred Securities Purchase Agreement, dated as of November 11, 1997, by and among Prime Group Realty Trust, Prime Group Realty, L.P. and SCPG.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

          "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with the first Person and shall include any Person who is an officer, director or beneficial holder of at least 10% of the then outstanding capital stock (or other shares of beneficial interest or partnership interest) of the first Person entitled ordinarily to vote for the first Person's directors (or, for persons that are not corporations, for those Persons exercising functions similar to directors of a corporation) and immediate family members of any such officer, director or holder.

          "Common Shares" means the common shares of beneficial interest, $.01 par value per share, of Prime Group Realty Trust and Common Share Equivalents.

          "Common Share Equivalents" means any security that is convertible into or exchangeable for Common Shares or upon the exercise of which Prime Group Realty Trust is required to issue Common Shares, whether or not such securities are then convertible, exchangeable or exercisable.

          "Common Units" means the common units of limited partner interest of Prime Group Realty, L.P.

          "Extraordinary Transaction" means (a) any merger, consolidation, recapitalization, other business combination or other similar action for which approval of the holders of Common Shares is required and has been obtained, or (b) any other Transfer (whether, pursuant to an exchange or tender offer or otherwise) involving the sale or disposition of 80% or more of the then outstanding Common Shares.

          "Person" means any corporation, limited liability company, partnership, association, organization, trust, individual, government or any agency or political subdivision thereof, or other entity.

          "Preferred Shares" means the shares of Series A cumulative convertible preferred shares of beneficial interest, $.01 par value per share of Prime Group Realty Trust.

          "Sale" means any Transfer by the Other Holders or by Primestone Investment Partners, L.P. of Common Shares, directly or indirectly, to one or more Persons who are not Affiliates controlled by the Other Holders if, after giving effect to such Transfer and all prior Transfers of Common Shares during the preceding 12 months, the Other Holders and Primestone Investment Partners, L.P. will have Transferred more than 15% of the number of Common Shares beneficially owned by the Other Holders and Primestone Investment Partners, L.P., in the aggregate, at the beginning of such 12-month period (as adjusted for stock splits or stock dividends, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization); provided, however, that the term "Sale" shall not apply to Transfers by Primestone Investment Partners, L.P., the proceeds of which are used either (a) to repay margin loan indebtedness of Primestone Investment Partners, L.P. or (b) to fund distributions to affiliates of The Blackstone Group.

          "Sale Notice" shall have the meaning ascribed to such term in
Section 2(a) of this Agreement.

          "Securities Act" means the Securities Act of 1933, as amended from time to time.

          "Terms Notice" shall have the meaning ascribed to such term in
Section 2(b) of
this Agreement.

          "Tag-Along Rights" shall have the meaning ascribed to such term in
Section 2 of this Agreement.

     "Transfer" means any direct or indirect sale, transfer, distribution, assignment, bequest, pledge, hypothecation, encumbrance, grant of a security interest in, or grant, issuance, sale or conveyance of an option, warrant or right to acquire, or other disposition of, one or more Common Shares; provided, however, that a Transfer shall not include (i) sales or dispositions made pursuant to a broadly distributed, underwritten public offering pursuant to an effective registration statement under the Securities Act, (ii) any pledge (including any foreclosure or seizure resulting from such pledge) to a bona fide financial institution or other business organization with a net worth in excess of $25 million for the purpose of securing bona fide indebtedness (including any guarantee or other obligation related thereto) of the Other Holders or (iii) sales or dispositions pursuant to an Extraordinary Transaction.

     "Transferee" means the recipient, directly or indirectly, of one or more Common Shares or any interest therein pursuant to a Transfer.

2. Sale of Common Shares. The Other Holders agree, that in the event that the Other Holders wish to engage in a Sale, to offer to SCPG the right to participate in such sale in the manner and on the terms set forth in this
Section 2 (the rights of SCPG to participate in a Sale of Common Shares hereunder are referred to herein as the "Tag-Along Rights").

     (a) Offer. At least three business days prior to any Sale, the Other Holders shall deliver a written notice (the "Sale Notice") to SCPG which shall include:

          (i) A description of the proposed Sale, specifying in reasonable detail the proposed terms and conditions of the proposed Sale, including the number of Common Shares proposed to be transferred as a result of such Sale, the purchase price (or liquidation value) of such Shares, the name and address of the proposed transferee(s), and the closing date of the proposed Sale.

          (ii) An offer by the Other Holders to include in the proposed Sale to the proposed transferee, at the option of SCPG, on the same terms and conditions as the proposed Sale, up to one Common Share for each two Common Shares to be sold by the Other Holders in the proposed Sale.

     (b) Notice of Proposed Sale. The Other Holders shall notify SCPG in writing (the "Terms Notice") of the terms of the Sale as soon as practicable after such terms are determined, but in any event at least one business day prior to the Sale.

     (c) Time and Manner of Exercise. If SCPG desires to accept the offer contained in the Sale Notice, it shall notify the Other Holders in writing before 5:00 p.m. Chicago time on the business day following the date of receipt of the Terms Notice, which notice shall specify the number of Common Shares for which such offer has been accepted. If SCPG has not so accepted such offer in writing it shall be deemed to have waived all of its Tag-Along Rights with respect to the proposed Sale, and the Other Holders shall be free, for a period of 90 days from and after the date of receipt by SCPG of the Terms Notice, to transfer the Common Shares specified in the Sale Notice but only on terms no more favorable to the Other Holders than the terms described in the Sale Notice and the Terms Notice, and any sale in violation of this provision shall be invalid.

     (d)  Other Agreements.

          (i) The Other Holders shall use their best efforts to obtain the agreement of the prospective transferees) to the participation of SCPG in any contemplated Sale, and the Other Holders shall not transfer any of their Common Shares to the prospective transferee(s) if the prospective transferees) declines to allow the participation of SCPG as contemplated by this Section 2, and any sale in violation of this provision shall be invalid.
 If SCPG elects to exercise its Tag-Along Rights hereunder, SCPG shall take such actions and execute such documents and instruments as may be requested by the Other Holders and as shall be reasonably necessary in order to consummate the proposed Sale on the same terms as the Other Holders. Each of the Other Holders and SCPG shall bear their or its own costs and expenses incurred in connection with any proposed Sale.

          (ii) Prime Group Realty Trust agrees that, if requested by SCPG in writing, it will accelerate, pursuant to Section 3 of the Declaration creating the Preferred Shares, the date on which the Preferred Shares are convertible so as to permit SCPG to sell such number of Common Shares that it has elected to sell pursuant to Section 2 of this Agreement.

          (iii) PG/Primestone, L.L.C., as managing general partner of Primestone Investment Partners, L.P., shall not vote for or consent to (and none of the Other Holders shall vote or cause any of their Affiliates to vote for or consent to) any sale of Common Shares by Primestone Investment Partners, L.P. (except with respect to Transfers described in the proviso to the definition of "Sale" in Section I hereof) unless in connection with such Transfer, SCPG is granted Tag-Along Rights in accordance with Section 2 hereof.

     (e) Abandonment of Sale. The Other Holders shall have the right, in their sole discretion, at all times prior to consummation of the proposed Sale to abandon, rescind annul, withdraw or otherwise terminate such Sale, and the Other Holders shall not have any liability or obligation to SCPG with respect thereto by virtue of such abandonment, rescission, annulment, withdrawal or termination.

3. Form of Agreement Satisfactory to SCPG. Any agreement which SCPG may be requested or required to execute in connection with Section 2 hereof must be in form and substance reasonably satisfactory to SCPG. No provision in this Agreement, including, without limitation, Section 2 hereof, shall require SCPG to make any representation (other than as to title, due authorization and enforceability relating solely to SCPG) or provide any indemnification in any such agreement (other than indemnification for breaches of the representations set forth in the preceding clause) and no right or obligation of SCPG shall be conditioned upon the making of such representation or the provision of such indemnification.

4.   Miscellaneous.

     (a) Notices. Notices and other communications provided for in this Agreement shall be in writing and shall be either delivered by reputable courier service (charges prepaid), sent by confirmed facsimile transmission or sent by certified mail (postage prepaid and return receipt requested) addressed to the party or parties sought to be charged with notice of the same at the respective addresses set forth below, subject to written notice of change of address given by any party to the other parties:

          IF TO THE OTHER
          HOLDERS:            The Prime Group, Inc.
                              77 West Wacker, Suite 3900
                              Chicago, Illinois 60601
                              Attention:     Michael W. Reschke
                                             Robert J. Rudnik
                              Fax: (312) 917-1511

          with a copy to:     Wayne D. Boberg
                              Winston & Strawn
                              35 West Wacker Drive
                              Chicago, Illinois 60601
                              Fax: (312) 558-5700

          IF TO SCPG:         Security Capital Preferred Growth  Incorporated
                              11 South LaSalle Street
                              Chicago, Illinois 60603
                              Attention:     Daniel F. Miranda
                                             David E. Rosenbaum
                                             Joshua D. Goldman
                              Fax: (312) 345-5888

          with a copy to:     Mayer, Brown & Platt
                              190 South LaSalle Street
                              Chicago, Illinois 60603
                              Attention:     Philip J. Niehoff, Esq.
                              Fax: (312) 701-7711

     Notice shall be effective and deemed to have been received (i) when delivered in person, (ii) when sent by fax with receipt acknowledged, (iii) five (5) days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or (iv) the next business day after having been sent by a nationally recognized overnight mail or courier service, receipt requested.

     (b) Changes and Modifications; Termination, Actions under this Agreement. This Agreement may be terminated, changed, modified or extended, and consents hereunder may be granted, only by an agreement in writing signed by SCPG and the owners of a majority of the Common Shares owned by the Other Holders.

     (c) Complete Agreement. This Agreement embodies the complete agreement and understanding among the parties and supersedes and preempts any prior understandings, agreements, or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (including, without limitation, successor holders of Shares); provided, however, that SCPG may not assign or transfer its rights or obligations hereunder without the prior written consent of the owners of a majority of the Common Shares held by the Other Holders, except to one or more Persons of the types specified in Section 8.2 of the Purchase Agreement.

     (d) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

     (e) Severability. If in any judicial proceeding a court shall refuse to enforce any provision of this Agreement, then such unenforceable provision shall be deemed eliminated from this Agreement for the purpose of such proceeding to the extent necessary to permit the remaining provisions to be enforced.

     (f) Governing Law. This Agreement shall be governed by the laws of the State of Maryland without giving effect to the conflict of laws rules of any jurisdiction.

     (g) Remedies. The parties hereto shall have all remedies for breach of this Agreement available to them provided by law or equity. Without limiting the generality of the foregoing, the parties agree that in addition to all other rights and remedies available at law or in equity, the parties shall be entitled to obtain specific performance of the obligations of each party to this Agreement and immediate injunctive relief, and that in the event any action or proceeding is brought in defense, that there is an inadequate remedy at law.

     (h) Transfers. It shall be a condition to any Transfer of Common Shares to Affiliates of Michael W. Reschke that the Transferee agree in writing to be bound by the obligations of the Other Holders pursuant to, and as provided in, this Agreement, whereupon such Transferee shall be deemed to be a successor in interest of the Other Holders for all purposes of this Agreement

(but which subsequent agreement shall not relieve the Other Holders of their obligations hereunder). Any Transfer in violation of this provision shall be void.

     (i) Termination. This Agreement shall terminate on the date on which SCPG shall cease to own Common Shares issued or issuable upon conversion or exchange of the Preferred Shares representing at least five percent of the then outstanding Common Shares (on a fully diluted basis).

                             [Signature Page Follows]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

                                   ------------------------------------------

                                   Michael W. Reschke



                                   PRIME GROUP REALTY TRUST



                                   By: --------------------------------------
                                   Its: -------------------------------------



                                   PRIME GROUP REALTY, L.P.

                                   By:  Prime Group Realty Trust, its
                                        managing general partner


                                   By: --------------------------------------
                                   Its: -------------------------------------



                                   PRIME GROUP II, L.P., PRIME GROUP III,
                                   L.P., PRIME GROUP IV, L.P., PRIME GROUP
                                   V, L.P.

                                   By:  PGLP, Inc., its sole General
                                        Partner



                                   By: --------------------------------------
                                   Its: -------------------------------------



                                   PRIME GROUP LIMITED PARTNERSHIP


                                   ------------------------------------------
                                   By:  Michael W. Reschke, its Managing
                                        General Partner

                                   PRIME FINANCING, L.P.

                                   By:  Prime Financing, Inc., its sole
                                        General Partner


                                   By: --------------------------------------
                                   Its: -------------------------------------



                                   THE PRIME GROUP, INC.



                                   By: --------------------------------------
                                   Its: -------------------------------------



                                   PG/PRIMESTONE, L.L.C.



                                   By: --------------------------------------
                                   Its: -------------------------------------



                                   SECURITY CAPITAL PREFERRED GROWTH
                                   INCORPORATED



                                   By: --------------------------------------
                                   Its: -------------------------------------

ACCEPTED AND AGREED TO
WITH RESPECT TO SECTION 2(d)(ii):

Prime Group Realty, L.P.

By:  Prime Group Realty Trust, its
     managing general partner


By: -----------------------------------
Name: ---------------------------------
Its: ----------------------------------


PRIME GROUP REALTY TRUST


By: -----------------------------------
Name: ---------------------------------
Its: ----------------------------------

                                   EXHIBIT D


                                November    , 1997




Security Capital Markets Group Incorporated
399 Park Avenue
New York, New York 10022
Attention:  Mr. Garret C. House, Vice President

     Re:  Prime Group Realty Trust

Gentlemen:

     This letter confirms the appointment of Security Capital Markets Group Incorporated ("SCMG") by Prime Group Realty Trust (the "Company") and Prime Group Realty, L.P. (the "Operating Partnership") as a Placement Agent in connection with that certain Series A Preferred Securities Purchase Agreement (the "Purchase Agreement") by and among the Company, the Operating Partnership and Security Capital Preferred Growth Incorporated ("SCPG"), pursuant to which SCPG is purchasing 2 million shares of the Company's Series A Cumulative Convertible Preferred Shares of Beneficial Interest (the "Securities"). Nothing herein shall constitute an undertaking by SCMG to underwrite or otherwise purchase the Securities.

     For these services, the Company and the Operating Partnership jointly agree that SCMG's compensation hereunder will consist of a fee (the "Fee") equal to 1% of the Aggregate Purchase Price (as defined in the Purchase Agreement) of all Securities purchased by SCPG pursuant to the Purchase Agreement. Such fee shall be payable at or prior to the Closing Date (as defined in the Purchase Agreement). The Company and the Operating Partnership agree and acknowledge that no fee payable to any other finder, broker, broker-dealer or other party shall reduce the Fee payable hereunder.

     Each of SCMG, the Company and the Operating Partnership agrees that (i) in connection with the sale of the Securities, neither it nor any person acting on its behalf has offered or sold or will offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the following: (A) any advertisement, article, notice or other communication published in any newspaper or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising; and (ii) it has solicited and will solicit offers for Securities only from and will offer Securities only to, investors that it has a reasonable basis to believe are "accredited investors" within the meaning of Rule 501 (a) under the Securities Act of 1933, as amended.

     In consideration for SCMG agreeing to provide the services referred to herein, the Company and the Operating Partnership jointly agree to indemnify and hold harmless SCMG, its affiliates and each other entity or person, if any, controlling SCMG or any of its affiliates within the meaning of the federal securities laws, and their respective directors, officers and employees (SCMG and each such entity or person being referred to as an "Indemnified Person"), from and against any claim by any third party for any losses, claims, damages or liabilities (or actions in respect thereof) relating to or arising out of the services performed pursuant to this agreement, the purchase contemplated hereby or SCMG's role in connection therewith, and to reimburse any Indemnified Person for all expenses (including, without limitation, reasonable fees and disbursements of counsel) incurred in connection with any action, suit or proceeding in relation thereto or in connection therewith, other than any such losses, claims, damages, liabilities or expenses of any Indemnified Person that are determined by final judgment of a court of competent jurisdiction to have resulted primarily from actions taken or omitted to be taken by such Indemnified Person in bad faith or from such Indemnified Person's gross negligence or SCMG's intentional and material breach of this agreement. The Company shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify the Indemnified Person from and against any loss or liability by reason of such settlement or judgment subject to the rights of the Company in this paragraph to claim exemption from its indemnity obligations. The Company shall not, without the prior written consent of any Indemnified Person, effect any settlement of any proceeding in respect of which such Indemnified Person is a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

     This agreement shall be governed by the internal laws of the state of Illinois. This agreement may be terminated at any time by the Company or SCMG upon written notice to the other party; provided that the representations and indemnity obligations of the Company hereunder and the obligation of the Company to pay SCMG the Fee shall survive any termination of SCMG's engagement hereunder and any sale of such Securities.

     Please indicate your agreement with this understanding by signing the letter below and returning it to the undersigned.

                              Sincerely,

                              PRIME GROUP REALTY TRUST



                              By: ------------------------------------------
                              Name: ----------------------------------------
                              Its: -----------------------------------------


                              Prime Group Realty, L.P.

                              By:  Prime Group Realty Trust, its general
                                   partner


                              By: ------------------------------------------
                              Name: ----------------------------------------
                              Its: -----------------------------------------


Accepted and Agreed to as of the date set forth above:

SECURITY CAPITAL MARKETS GROUP INCORPORATED



By: --------------------------------------
Name: ------------------------------------
Its: -------------------------------------